EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Kenneth Lap Yin Chan, certify that:

1.

The Quarterly Report of ACL Semiconductors Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009 (the “Report”) as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2010	/s/ Kenneth Lap-Yin Chan
Kenneth Lap-Yin Chan
Chief Financial Officer of ACL Semiconductors Inc.

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to ACL Semiconductors Inc. and will be retained by ACL Semiconductors Inc. and furnished to the Securities and Exchange Commission or its staff upon request.